UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): May 20, 2010
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
Graphic Packaging Holding Company held its Annual Meeting of Stockholders on May 20, 2010. Of the 343,247,088 shares of common stock eligible to vote at the Annual Meeting, 320,795,582 were represented in person or by proxy. The final results of voting on the matters submitted to stockholders are as follows:
Proposal No. 1. The election of four Class III directors to serve a three-year term:

Director	For	Withheld

George V. Bayly	316,202,181	4,593,401
Matthew J. Espe	319,600,994	1,194,588
Harold R. Logan, Jr.	314,589,304	6,206,278
Robert W. Tieken	313,874,522	6,921,060
Proposal No. 2. Other matters that may come before the Annual Meeting:

For	Against	Abstain	Broker Non-Votes

247,933,946	36,855,587	134,800	0
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY (Registrant)
Date: May 24, 2010	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General Counsel and Secretary